UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 3, 2010
__________________________

WorldGate Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	000-25755	23-2866697
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3190 Tremont Avenue
Trevose, Pennsylvania 19053
(Address of Principal Executive Offices) (Zip Code)

(215) 354-5100
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Increase of WGI Credit Line.  As more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 30, 2009, each of WorldGate Communications, Inc., WorldGate Service, Inc., WorldGate Finance, Inc., Ojo Service LLC and Ojo Video Phones LLC (collectively, the “WGAT Entities”) entered into a Revolving Loan and Security Agreement (the “Revolving Loan”) with WGI Investor LLC (“WGI”) on October 28, 2009, pursuant to which WGI provided to the WGAT Entities, a line of credit in a principal amount of $3,000,000.

On March 9, 2010, the WGAT Entities entered into the First Amendment to the Revolving Loan with WGI (the Revolving Loan as amended by the First Amendment, the “Amended Revolving Loan”), pursuant to which WGI will provide to the WGAT Entities, a line of credit for an additional $2,000,000 resulting in an aggregate principal amount available for borrowing under the Amended Revolving Loan of $5,000,000.  In addition, on March 9, 2010, pursuant to the Amended Revolving Loan, the WGAT Entities issued a revised Revolving Promissory Note, dated October 29, 2009 (the “New Revolving Promissory Note”), in a principal amount of $5,000,000, to WGI.

Other than amending the maximum principal amount available under the Amended Revolving Loan from $3,000,000 to $5,000,000, the terms of the Amended Revolving Loan and the New Revolving Promissory Note are the same as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 30, 2009.

Issuance of Warrant to WGI.  In connection with the Amended Revolving Loan, on March 9, 2010, WorldGate Communications, Inc. (the “Company”) granted WGI a warrant to purchase up to approximately 6 million shares of the Company’s common stock, par value $0.01 per share, at an exercise price of $0.574 per share (the “WGI Warrant”).  The WGI Warrant was fully vested on issuance and has a term of 10 years.

The Company is majority owned by WGI.  Each of Robert Stevanovski, Anthony Cassara, David Stevanovski and Gregory Provenzano is a director of the Company and has an indirect ownership interest in WGI.  As a result of these relationships, each of WGI, Robert Stevanovski, Anthony Cassara, David Stevanovski and Gregory Provenzano may be deemed to have a direct or indirect interest in the transactions contemplated by the Amended Revolving Loan and WGI Warrant.  Due to the preceding facts, the independent members of the audit committee of the board of directors of the Company and independent members of the board of directors of the Company separately considered, discussed and approved the Amended Revolving Loan and WGI Warrant.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.  On March 3, 2010, each of the WGAT Entities became obligated for an additional $400,000 received by WorldGate Service, Inc. from WGI pursuant to a notice of borrowing under the Revolving Loan.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The WGI Warrant was issued pursuant to an exemption from registration under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

The Company has fixed the close of business on March 24, 2010 as the record date for stockholders entitled to notice of and to vote at the 2010 annual meeting of stockholders (the “Annual Meeting”), which will be held on Thursday, May 20, 2010 at 10AM EDT.

Because the Company did not hold an annual meeting of stockholders in 2009, stockholders wishing to submit proposals for inclusion in the Company’s proxy statement in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, for consideration at the Annual Meeting, must deliver such proposals to the Secretary of the Company, at the Company’s principal office at 3190 Tremont Avenue, Trevose, Pennsylvania 19053, by March 26, 2010.  Such proposals must also meet the other requirements of the rules of the United States Securities and Exchange Commission relating to stockholders’ proposals for inclusion in the Company’s proxy materials.

The Company’s bylaws contain advance notice provisions that a stockholder must follow to nominate a person for election to the Company’s Board of Directors or to present any other proposal at an annual meeting of stockholders.  These provisions require, among other things, that the stockholder give timely notice to the Company of the nomination or other proposed business, that the notice contain specified information about the nominee or proposal and the stockholder and that the stockholder comply with certain other requirements.  In accordance with the bylaws, since the Company did not hold an annual meeting in 2009, notice by a stockholder must be delivered to the Company no later than the close of business on the tenth day after the date of this Form 8-K.  Accordingly, if a stockholder of the Company intends, at the Annual Meeting, to nominate a person for election to the Company’s Board of Directors or to propose other business, the stockholder must deliver a notice of such nomination or proposal to the Company not later than the close of business on March 19, 2010, and comply with the requirements set forth in the Company’s bylaws.  If a stockholder’s nomination or proposal is not in compliance with the procedures set forth in the Company’s bylaws, the Company may disregard such nomination or proposal.

The following documents are incorporated by reference into this Current Report on Form 8-K:

•	First Amendment to Revolving Loan and Security Agreement, dated March 9, 2010, by and among WGI and the WGAT Entities, filed as Exhibit 10.1 to this Current Report on Form 8-K;

•	Revolving Promissory Note, dated March 9, 2010, by the WGAT Entities in favor of WGI in a principal amount of $5,000,000, filed as Exhibit 4.1 to this Current Report on Form 8-K; and

•	Warrant, dated March 9, 2010, issued to WGI, filed as Exhibit 4.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

4.1
Revolving Promissory Note, dated March 9, 2010, by WorldGate Communications, Inc., WorldGate Service, Inc., WorldGate Finance, Inc., Ojo Service LLC, and Ojo Video Phones LLC  in favor of WGI Investor LLC in a principal amount of $5,000,000

4.2	Warrant, dated March 9, 2010, issued to WGI Investor LLC

10.1
First Amendment to Revolving Loan and Security Agreement, dated March 9, 2010, by and among WGI Investor LLC, WorldGate Communications, Inc., WorldGate Service, Inc., WorldGate Finance, Inc., Ojo Service LLC, and Ojo Video Phones LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Dated: March 9, 2010	By:	/s/ Christopher V. Vitale
	Name:	Christopher V. Vitale
	Title:	Senior Vice President, Legal and Regulatory, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1
Revolving Promissory Note, dated March 9, 2010, by WorldGate Communications, Inc., WorldGate Service, Inc., WorldGate Finance, Inc., Ojo Service LLC, and Ojo Video Phones LLC  in favor of WGI Investor LLC in a principal amount of $5,000,000

4.2	Warrant, dated March 9, 2010, issued to WGI Investor LLC

10.1
First Amendment to Revolving Loan and Security Agreement, dated March 9, 2010, by and among WGI Investor LLC, WorldGate Communications, Inc., WorldGate Service, Inc., WorldGate Finance, Inc., Ojo Service LLC, and Ojo Video Phones LLC